SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2005

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                         April 27, 2005


ITEM  2.02.  DISCLOSURE  OF RESULTS OF OPERATIONS  AND  FINANCIAL
CONDITION

      On  April  27, 2005, Patriot Transportation Holdings,  Inc.
(the "Company") issued a press release announcing its earnings per share for the second quarter of fiscal 2005. A copy of the press release is furnished as Exhibit 99.1.

     The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated April 27, 2005.


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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                           PATRIOT  TRANSPORTATION  HOLDING, INC.


Date: April 27, 2005       By: /s/ Ray M. Van Landingham

                              -----------------------------------
                              Ray M. Van Landingham
                              Vice President, Finance and
                              Administration and Chief Financial
                              Officer


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                          EXHIBIT INDEX


Exhibit No.
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99.1 Press Release dated April 27, 2005 issued by Patriot
Transportation Holdings, Inc.


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